Supplement to the
Fidelity Managed Retirement 2010 Fund℠ (formerly Fidelity Income Replacement 2030 Fund℠)
Class A, Class M, Class C and Class I
September 29, 2017
As Revised November 30, 2017
Summary Prospectus

The following information replaces similar information for Fidelity Managed Retirement 2010 Fund℠ found in the “Fund Summary” section under the “Fee Table” heading.

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund. In addition to the fees and expenses described below, your broker may also require you to pay brokerage commissions on purchases and sales of certain share classes of the fund.

AR91-SUM-18-01 1.9885852.101	June 1, 2018